Exhibit 1.1

VERICHIP CORPORATION

[            ] Shares of Common Stock

(Par Value $0.0015 Per Share)

UNDERWRITING AGREEMENT

San Francisco, California

[            ,         ], 2006

Merriman Curhan Ford & Co.

C.E. Unterberg, Towbin, LLC

Kaufman Bros., L.P.

c/o Merriman Curhan Ford & Co.

600 California Street, 9th Floor

San Francisco, CA 94108

Dear Sirs:

VeriChip Corporation, a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A hereto (the “Underwriters”), pursuant to this underwriting agreement (the ”Agreement”), an aggregate of [            ] ([            ]) shares of common stock of the Company, par value $0.0015 per share (“Common Stock”). In addition, the Company has granted to the Underwriters the option referred to in Section 2(d) hereof to purchase an aggregate of not more than an additional [            ] ([            ]) shares of Common Stock, if requested by the Underwriters in accordance with Section 2(d) hereof. It is understood that the Underwriters propose to offer the “Shares” (as hereinafter defined) to be purchased hereunder to the public upon the terms and conditions set forth in the “Registration Statement” (as defined below) after the “Effective Date” (as defined below) of the Registration Statement. As used in this Agreement, (a) the term “Firm Shares” shall mean the Firm Shares, to be issued and sold to the Underwriters at the “First Closing Date” (as defined in Section 2(b) below); (b) the term “Option Shares” shall mean any of the additional up to [            ] ([            ]) shares of Common Stock purchased pursuant to the option referred to in Section 2(d) hereof; and (c) the term “Shares” shall mean the Firm Shares and the Option Shares collectively.

As part of the offering contemplated by this Agreement, Merriman Curhan Ford & Co. has agreed to reserve out of the Shares set forth opposite their names on Schedule A to this Agreement, up to [                    ] shares, for sale to parties designated by the Company (collectively, “Participants”), as set forth in the Registration Statement and the Prospectus (as defined in Section 1(a) below) under the heading “Underwriting” (the “Directed Share

Program”). The Shares to be sold by the Underwriters pursuant to the Directed Share Program (the “Directed Shares”) will be sold by the Underwriters pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by any Participants by the end of the first business day after the date on which this Agreement is executed will be offered to the public by Merriman Curhan Ford & Co. as set forth in the Registration Statement and the Prospectus.

The Company and Applied Digital Solutions Inc., the Company’s parent (the “Parent”), hereby confirm their respective agreements with respect to the purchase of the Common Shares by the Underwriters as follows:

1. Representations and Warranties of the Company. The Company hereby represents and warrants to, and agrees with, the Underwriters that, as of the Effective Date, the First Closing Date and each Option Closing Date (as defined below):

(a) A Registration Statement on Form S-1 (File No. 333-130754) relating to the offering of the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the United States Securities and Exchange Commission (the “Commission”) promulgated pursuant to the Act, and said Registration Statement has been filed with the Commission under the Act. One or more amendments to said Registration Statement has or have, as the case may be, been similarly prepared and filed with the Commission covering the registration of the Shares under the Act including the related preliminary prospectus or preliminary prospectuses (each being hereinafter referred to as a “Preliminary Prospectus” as further defined below), each of which has been furnished to the Underwriters. Each Preliminary Prospectus was endorsed with the legend required by Item 501(b) of Regulation S-K and, if applicable, Rule 430A of the Rules and Regulations. As used in this Agreement and unless the context indicates otherwise, the term “Registration Statement” refers to and means said Registration Statement, all exhibits, financial statements and schedules and the Prospectus included therein, as finally amended and revised on or prior to the Effective Date (as defined below) and, in the event of any post-effective amendment thereto or if any Rule 462(b) Registration Statement becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. The term “Registration Statement” shall also include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. The term “Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or becomes effective. The term “Preliminary Prospectus” refers to and means a preliminary prospectus filed with the Commission and included in said Registration Statement before the Effective Date and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information; the term “Pricing Prospectus” shall mean the Preliminary Prospectus included in the Registration Statement immediately prior to the Applicable Time; the term “Applicable Time” shall mean [    :        ] New York time on the date of this Agreement [Note: insert the time which, or a time immediately prior to a time, the Shares are priced]; the term “Issuer Free Writing Prospectus” shall mean any “issuer free writing prospectus” as defined in Rule 433 under the Act; the term “Rule 430A Information” shall mean information with respect to the Shares and the offering thereof permitted to be omitted from the

Registration Statement when it becomes effective pursuant to Rule 430A; and, the term “Prospectus” refers to and means the prospectus relating to the Shares that is first filed pursuant to Rule 424(b) or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Shares included in the Registration Statement at the Effective Date. If the Registration Statement is amended or such Prospectus is supplemented after the Effective Date and prior to the Option Closing Date, then the terms “Registration Statement” and “Prospectus” shall include such documents as so amended or supplemented. Each Preliminary Prospectus and the Prospectus was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares.

(b) The Pricing Prospectus as supplemented by the Issuer Free Writing Prospectus and other documents listed in Schedule [        ] hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading: and each Issuer Free Writing Prospectus listed on Schedule [        ] hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and conformity with information furnished in writing to the Company by an Underwriter through Merriman Curhan Ford & Co. expressly for use therein. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times, complied and will comply in all material respects with the Securities Exchange Act of 1934, as amended (the “1934 Act”) and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each Preliminary Prospectus, as of its date, and the Prospectus, as amended or supplemented, as of its date and at all subsequent times through the 30th day after the date hereof, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representative expressly for use therein. The terms used herein shall have the same meaning as in the Prospectus unless the context hereof otherwise requires.

(c) Neither the Commission nor any state regulatory authority has issued an order preventing or suspending the use of any Preliminary Prospectus nor has the Commission or any such authority instituted or, to the Knowledge of the Company (as defined below), threatened to institute any proceedings with respect to such an order. When representations or warranties in this Agreement are qualified to the “Knowledge of the Company,” they are given by the Company to the extent of and qualified in all respects by the facts actually known to any of the executive officers or directors of the Company or any of the key employees of the Company identified under the caption “Management” of the Pricing Prospectus, with an obligation of reasonable inquiry on the part of such officers, directors and such key employees, prior to the date such representations or warranties are made.

(d) The Company has delivered to the Underwriters one complete conformed copy of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus, as amended or supplemented, in such quantities and at such places as the Underwriters have reasonably requested.

(e) The Company has not distributed and will not distribute, prior to the later of the Option Closing Date and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than a Preliminary Prospectus, the Prospectus, the Registration Statement or, following receipt of written consent of Merriman Curhan Ford & Co., any Issuer Free Writing Prospectus.

(f) This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, and VeriChip Holdings Inc. and Instantel Inc. (the “Principal Subsidiaries”), enforceable against the Company and the Principal Subsidiaries in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(g) The Company has been duly incorporated and is now, and at the First Closing Date (as defined below) and each Option Closing Date (as defined below) will be, validly existing and in good standing as a corporation under the laws of the State of Delaware, and has full corporate power and authority (i) to own or lease, as the case may be, its properties, whether tangible or intangible, and conduct its business as presently conducted and as described in the Pricing Prospectus (the “Business”) and (ii) to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby and thereby. The Company has no subsidiaries other than those subsidiaries set forth on Exhibit 21.1 of the Registration Statement (each, a “Subsidiary” and collectively, the “Subsidiaries”). Each of the Subsidiaries has been duly incorporated and is now, and at the Closing Dates (as defined below) will be, validly existing and in good standing as a corporation or other legal entity under the laws of its respective jurisdiction as set forth on such Exhibit. Unless the context otherwise requires, all references to the “Company” in this Agreement shall include the Subsidiaries. Each of the Subsidiaries has full corporate power and authority to own or lease, as the case may be, its properties, whether tangible or intangible, and to conduct its business as presently conducted and described in the Pricing Prospectus. Each of the Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of the business transacted by it or the character or location of its properties, in each case taken as a whole, makes such qualification necessary, except where the failure to so qualify could not reasonably be expected to have a material adverse effect upon the condition (financial or otherwise), results of operations, income, shareholders’ equity, net worth, business, assets, or properties [or prospects] of the Company and the Subsidiaries, taken as a whole (a “Material Adverse Effect”). Except as set forth on Schedule 1(g), the Company owns all of the issued and outstanding shares of capital stock or other equity and ownership and/or voting interests of each of the Subsidiaries, free and clear of any security interests, liens, encumbrances, claims and charges, and all of such shares or other interests have been duly authorized and validly issued and are fully paid and non-assessable. There are no options or warrants for the purchase of, or other rights to purchase or acquire, or outstanding securities convertible into or exchangeable for, any capital stock or other securities or interests of the Subsidiaries. Other than the Subsidiaries, the Company has no equity interests in any entity. Each of the Company and each Subsidiary holds all permits, licenses, certifications, registrations, approvals, consents, orders, franchises and other authorizations (collectively, “Permits”) from state, federal, foreign or other regulatory authorities necessary for the conduct of its Business and is in compliance with all laws and regulations and all orders and decrees applicable to it or to such business, except where the failure to hold such Permits or comply with such laws, regulations, orders or decrees could not reasonably be expected to result in a Material Adverse Effect, and there are no proceedings pending or, to the Knowledge of the Company, threatened, seeking to cancel, terminate or limit such Permits.

(h) The financial statements of the Company, including the schedules and related notes, filed with the Commission as part of the Registration Statement and included in the Pricing Prospectus, are correct in all material respects and present fairly the consolidated financial position of the Company as of and at the respective dates thereof and the results of operations and cash flows of the Company for the respective periods indicated therein and comply as to form in all material respects with the applicable accounting requirements included in Regulations S-K and S-X, as well as any other applicable Rules and Regulations. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as otherwise stated in the Registration Statement and the Pricing Prospectus, and all adjustments necessary for a fair presentation of results for such periods have been made. The selected consolidated financial data set forth in the Registration Statement and the Pricing Prospectus present fairly the information shown therein at the respective dates thereof and for the respective periods covered thereby and have been presented on a basis consistent with that of the audited and unaudited financial statements included in the Registration Statement and the Pricing Prospectus. No other financial statement or supporting schedules are required to be included in the Registration Statement.

(i) The accounting firm of Eisner LLP, which has audited certain of the financial statements filed and to be filed with the Commission as part of the Registration Statement and Pricing Prospectus, are registered independent public accountants with the Public Company Accounting Oversight Board as required by the Act, 1934 Act and the Rules and Regulations. Except as described in the Pricing Prospectus and as pre-approved in accordance with the requirements set forth in Section 10A of the 1934 Act, Eisner LLP has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the 1934 Act).

(j) Subsequent to the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus and the Company’s latest financial statements filed with the Commission as a part thereof, and except as described in the Registration Statement and the Pricing Prospectus, (i) neither the Company nor any Subsidiary has incurred any material liability or obligation, direct or contingent, or entered into any material transactions whether or not incurred in the ordinary course of business; (ii) neither the Company nor any Subsidiary has sustained any material loss or interference with its business from fire, storm, explosion, flood or other casualty (whether or not such loss is insured against), or from any labor dispute or court or governmental action, order or decree; (iii) there have not been, and through and including the First Closing Date, there will not be, any changes in the capital stock or any material increases in the long-term debt or other securities of the Company; (iv) the Company has not paid or declared any dividend or other distribution on its Common Stock or its other securities or redeemed or repurchased any of its Common Stock or other securities, and (v) no change, event, development or circumstance has occurred which could reasonably be expected to result in a Material Adverse Effect.

(k) No Permits of or filing with any government or governmental instrumentality, agency, body or court, except as have been obtained or made under the Act, the “blue sky” or securities laws of any state or the rules of the National Association of Securities Dealers, Inc. (“NASD”) (including approval of underwriting compensation) or in connection with the listing of the Common Stock on the Nasdaq National Market (“NASDAQ”), are required (i) for the valid authorization, issuance, sale and delivery of the Firm Shares and the Option Shares to the Underwriters pursuant to this Agreement, and (ii) the consummation by the Company of the transactions contemplated by this Agreement.

(l) Except as disclosed in the Registration Statement and Pricing Prospectus, there is neither pending nor, to the Knowledge of the Company, threatened in writing, against the Company or any Subsidiary any claim, action, suit, or proceeding at law or in equity, arbitration, investigation or inquiry to which the Company or any of its respective officers, key employees, directors or 5% or greater securityholders is a party and involving the Company’s or any Subsidiary’s properties or businesses, before or by any court, arbitration tribunal or governmental instrumentality, agency, or body.

(m) There is no contract or other document which is required by the Act or by the Rules and Regulations to be described in the Registration Statement or the Pricing Prospectus or to be filed as an exhibit to the Registration Statement which has not been so described or filed as required and each contract or document which has been described in the Registration Statement and Pricing Prospectus has been described accurately and presents fairly the information required to be described and each such contract or document which is filed as an exhibit to the Registration Statement is and shall be in full force and effect at the Closing Date or shall have been terminated in accordance with its terms or as set forth in the Registration Statement and Pricing Prospectus, and no party to any such contract has given notice to the Company or any Subsidiary of the cancellation of or, to the Knowledge of the Company, has threatened to cancel, any such contract, and except as described in the Registration Statement and Pricing Prospectus, the Company is not in default thereunder. Except as described in the Pricing Prospectus, there is no voting or other stockholder agreement between the Company and any of its stockholders or, to the Knowledge of the Company, between or by and among any stockholders of the Company. There are and, as of the Closing Date, there will be, no loans to the Company from any officers, directors, securityholders or consultants, or any affiliates thereof, except as described in the Registration Statement and Pricing Prospectus.

(n) The Company and the Subsidiaries do not own any real property. Each of the Company and the Subsidiaries has good title to all of its personal property (tangible and intangible) and assets reflected as owned in the financial statements referred to in Section 1(g) above, including any licenses, trademarks and copyrights, described in the Registration Statement and Pricing Prospectus as owned by it, free and clear of all security interests, liens, charges, mortgages, encumbrances and restrictions other than such security interests, liens, charges, mortgages, encumbrances and restrictions that do not materially affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company or its subsidiaries. The material leases, subleases and licenses under which the Company or a Subsidiary is entitled to lease, hold or use any real or personal property, are valid and enforceable by the Company and the Subsidiaries, all rentals, royalties or other payments accruing thereunder which became due prior to the date of this Agreement have been duly paid and none of the Company, any Subsidiary, or, to the Knowledge of the Company, any other party, is in default in respect of any of the terms or provisions of any such material leases, subleases and licenses and no claim of any sort has been asserted by anyone against the Company or any Subsidiary under any such leases, subleases or licenses affecting or questioning the rights of the Company or any Subsidiary to the continued use or enjoyment of the rights and property covered thereby. Neither the Company nor any Subsidiary has received notice of any violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties, except for any such violation that could not reasonably be expected to result in a Material Adverse Effect. Each of the Company and each Subsidiary owns or leases all such properties as are necessary to its operations as now conducted and as proposed to be conducted as set forth in the Registration Statement and Prospectus.

(o) Each of the Company and each Subsidiary has filed with the appropriate federal, state and local governmental agencies, and all appropriate foreign countries and political subdivisions thereof, all tax returns, including franchise tax returns, which are required to be filed by it or has duly obtained extensions of time for the filing thereof and has paid all material taxes required to be paid by it as shown on such returns and all other material assessments against it, to the extent that the same have become due and are not being contested in good faith; and the provisions for income taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement and the Pricing Prospectus are sufficient for all accrued and unpaid foreign and domestic taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. None of the Company nor any Subsidiary has executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income taxes and, to the Knowledge of the Company, is not a party to any pending action or proceeding by any foreign or domestic governmental agency for assessment or collection of material taxes; and no claims for assessment or collection of taxes have been asserted in writing against the Company. To the Company’s Knowledge, there is no material tax deficiency that has been or might be asserted or threatened against the Company or its Subsidiaries.

(p) Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but no limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism, general liability and directors and officers liability. The Company has no reason to believe that it or any Subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted without incurring a material additional cost to the Company. Neither of the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied. To the Knowledge of the Company, there are no facts or circumstances which would require it or a Subsidiary to notify its insurers of any material claim of which notice has not been made or will not be made in a timely manner. To the Knowledge of the Company, there are no facts or circumstances under any of its or any Subsidiary’s existing insurance policies which would relieve any insurer of its obligation to satisfy in full any existing valid claim of the Company or a Subsidiary under any such policies.

(q) Each of the Company and its Subsidiaries owns or otherwise possesses adequate, and to the Knowledge of the Company, enforceable, and unrestricted rights to use all patents, patent applications, patent rights, licenses, inventions, collaborative research agreements, trade secrets, know-how, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, works of authorship, formulae, customer lists, designs, technical data and other proprietary rights and intellectual property (including other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) which are necessary to or used in the conduct of its businesses as now conducted or as proposed to be conducted as described in the Registration Statement and Pricing Prospectus (collectively, the “Intellectual Property”). Except as set forth in Schedule 1(p), or as described in the Registration Statement and Pricing Prospectus, (i) each of the Company and each Subsidiary is the beneficial and record owner of all right, title and interest in, to and under the Intellectual Property, free and clear of all liens, security interests, charges, encumbrances or other adverse claims and has the right to use the Intellectual Property without payment to a third party; (ii) there is no pending or, to the Knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company’s or any Subsidiary’s rights in or to, or the validity or scope of, any Intellectual Property, nor, to the Knowledge of the Company, do there exist any facts which would form a reasonable basis for any such claim; (iii) to the Knowledge of the Company, neither the Company nor any Subsidiary has infringed, is infringing upon, or is otherwise in conflict with the intellectual property rights of others; (iv) none of the Company nor any Subsidiary has received any notice that it has or may have infringed, is infringing upon, or is in conflict with the intellectual property rights of others; (v) there is no pending or, to the Knowledge of the Company, threatened action, suit, proceeding or claim by others alleging that the Company or any Subsidiary infringes, is in conflict with, or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, nor, to the Knowledge of the Company, do there exist any facts which would form a reasonable basis for any such claim; (vi) to the Knowledge of the Company, no others have infringed upon the Intellectual Property of the Company or any Subsidiary; (vii) none of the Company or any Subsidiary is obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, intellectual property rights not owned or controlled by the Company or such Subsidiary or in connection with the conduct of the Business; (viii) the expiration of any patents, patent rights, trade secrets, trademarks, service marks, trade names or copyrights would not result in a Material Adverse Effect that is not otherwise disclosed in the Pricing Prospectus; (ix) none of the patents owned or licensed by the Company is unenforceable or invalid, and the Company and its Subsidiaries are unaware of any facts which would form a reasonable basis for any claim that the patent applications owned or licensed by the Company would be unenforceable or invalid if issued as patents; (x) the Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all material proprietary technical information developed by and belonging to the Company which has not been patented; (xi) neither the Company nor its Subsidiaries is obligated to pay a royalty, grant a license or provide other consideration to any third person in connection with the Intellectual Property, except as disclosed in Schedule 1(q); and (xii) neither the Company nor its Subsidiaries has granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the current products and services of the Company or those products and services described in the Registration Statement and the Pricing Prospectus.

(r) Except as described in the Registration Statement and Pricing Prospectus, neither the Company nor any officer, director or any other affiliate of the Company (as such term is defined in Rule 405 promulgated under the Rules and Regulations) has incurred any liability for or entered into any agreement providing for a finder’s fee or similar fee in connection with the transactions contemplated by this Agreement.

(s) No officer or director of the Company, or any affiliate (as such term is defined in Rule 405 promulgated under the Rules and Regulations) of any such officer or director, has taken, and each officer or director has agreed that he will not take, directly or indirectly, any action designed to constitute or which has constituted or which might cause or result in the stabilization or manipulation of the price of any security of the Company or other violation under Regulation M promulgated under the 1934 Act or otherwise, to facilitate the sale or resale of the Shares.

(t) Except as disclosed in the Registration Statement and Pricing Prospectus under the caption “Related Party Transactions,” no person related to the Company as described in Item 404(a) of Regulation S-K promulgated under the Act has or has had during the past three (3) fiscal years of the Company, either directly or indirectly, (i) a material interest in any person or entity which (A) furnishes or sells products which are furnished or sold or are proposed to be furnished or sold by the Company or any Subsidiary, or (B) purchases from or sells or furnishes to the Company or any Subsidiary any goods or services, or (ii) a beneficial interest in any contract or agreement to which the Company or any Subsidiary is a party or by which it may be bound or affected. There are no existing agreements, arrangements, or transactions, between or among the Company or any Subsidiary and any officer, director of the Company or any Subsidiary which are required to be described in the Registration Statement and the Pricing Prospectus under the caption “Related Party Transactions” and which are not so described.

(u) The minute books of the Company have been provided to the Underwriters through Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Underwriters (“Underwriters’ Counsel”) and contain accurate summaries of all meetings and actions of the directors, all committees of the Board of Directors and stockholders of the Company since [January 1, 2002], and reflect all transactions referred to in such minutes accurately in all material respects.

(v) The Company had at the date or dates indicated in the Registration Statement and Pricing Prospectus a duly authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Pricing Prospectus. Based on the assumptions stated in the Registration Statement and the Pricing Prospectus, the Company will have on the Closing Date the as-adjusted stock capitalization set forth therein. Except as set forth in the Registration Statement or the Pricing Prospectus, on the Effective Date and on the Closing Date, there will be no options to purchase, warrants or other rights to subscribe for, or any securities or obligations convertible into, or any contracts or commitments or preemptive rights or rights of first refusal to issue or sell shares of the Company’s or any Subsidiary’s capital stock or any such warrants, convertible securities or obligations. Except as set forth in the Registration Statement or the Pricing Prospectus, or as set forth on Schedule (u), no holder of any of the Company’s securities has any rights, “demand,” “piggyback” or otherwise, to have such securities registered under the Act, and all holders with any such rights have agreed not to exercise such rights with respect to the Registration Statement. The Company has the right under the terms of its agreements with the holders of its securities to exclude from the Registration Statement (by amendment or otherwise) any securities held by such holders.

(w) The Shares and the other securities of the Company conform to all descriptions and statements in relation thereto in the Registration Statement and Pricing Prospectus; the outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the outstanding options and warrants to purchase Common Stock have been duly authorized and validly issued and constitute the valid and binding obligations of the Company, and none of such outstanding shares of Common Stock or outstanding warrants or options to purchase Common Stock were issued in violation of the pre-emptive rights, rights of first refusal or similar rights to subscribe for or purchase securities of the Company of any stockholder of the Company. The offers and sales of the outstanding Common Stock and outstanding options and warrants to purchase Common Stock since [January 1, 2002] were at all relevant times either registered under the Act and the applicable state securities or “blue sky” laws or exempt from such registration requirements. None of the offers and sales of the outstanding Common Stock or outstanding options or warrants to purchase Common Stock are required to be integrated (within the meaning of the Act) with the offered sale of the Shares.

(x) The issuance and sale of the Shares to be purchased by the Underwriters from the Company have been duly authorized and, upon delivery against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable and will conform to the description of the Shares contained in the Pricing Prospectus.

(y) Each officer and director of the Company and each owner of record of capital stock or options or warrants to acquire capital stock of the Company has agreed to sign an agreement substantially in the form attached hereto as Exhibit A (the “Lock-up Agreements”). The Company has provided to Underwriters’ Counsel true, accurate and complete copies of all of the Lock-up Agreements presently in effect or effected hereby.

(z) Neither the Company, nor any Subsidiary or any agent of the Company or any Subsidiary, acting on behalf of the Company, has at any time (i) made any contributions to any candidate for political office in violation of law, or failed to disclose fully any such contributions in violation of law, (ii) made any payment to any state, Federal or foreign governmental officer or official, or any other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law or (iii) made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation and under circumstances requiring the disclosure of such payment, receipt or retention of funds in the Registration Statement and Pricing Prospectus. The Company’s and the Subsidiaries’ internal accounting controls and procedures are sufficient to cause the Company and the Subsidiaries to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

(aa) The Company is not an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended. After giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement and Pricing Prospectus, the Company will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(bb) The confidentiality agreements between the Company or the Subsidiaries and their officers, employees and consultants are binding and enforceable obligations upon the other parties thereto in accordance with their terms, except to the extent enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors’ rights generally and to the extent that the remedy of specific performance and injunction or other forms of equitable relief may be subject to equitable defenses and the discretion of the court before which any proceeding therefor may be brought.

(cc) Except as set forth in the Registration Statement and Pricing Prospectus, none of the Company or any Subsidiary has employee benefit plans (including, without limitation, profit sharing and welfare benefit plans) or deferred compensation arrangements that are subject to the provisions of the Employee Retirement Income Security Act of 1974. The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company or any Subsidiary are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. None of the Company or any Subsidiary has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

(dd) The Company has filed a registration statement on Form 8-A with respect to its Common Stock under Section 12(g) of the 1934 Act and such registration statement has been declared effective by the Commission. The Company has filed listing applications with respect to its Common Stock with the NASDAQ, such listing applications have been accepted by, and the Shares have been approved for listing on, the NASDAQ, subject to official notices of issuance. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act, nor has the Company received any notification that the Commission or NASDAQ is contemplating terminating such registration or listing.

(ee) None of the Company nor any Subsidiary is involved in any labor disputes with any of its employees and, to the Knowledge of the Company, no employee has threatened the commencement of any labor disputes with the Company or any Subsidiary, nor has the Company or any Subsidiary received any notice of any bankruptcy, labor disturbance or other event affecting any of its principal suppliers or customers. Each of the Company and each Subsidiary is in compliance in all material respects with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours that are applicable to them. None of the Company nor any Subsidiary has received notice of any pending investigations involving the Company or any Subsidiary, by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or any Subsidiary pending before the National Labor Relations Board or, to the Knowledge of the Company, any strike, picketing, boycott, labor dispute, slowdown or stoppage pending or threatened against or involving the Company or any Subsidiary and none has ever occurred. No collective bargaining representation question exists respecting the employees of the Company or any Subsidiary, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any Subsidiary. None of the Company nor any Subsidiary has received notice that any grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any Subsidiary. No labor dispute with the employees of the Company or any Subsidiary exists or to, the Knowledge of the Company, is imminent.

(ff) The Company has provided to Underwriters’ Counsel, complete and accurate copies of all agreements, certificates, correspondence and other items, documents and information requested by such counsel, including in such counsel’s due diligence request dated September 30, 2005, as supplemented thereafter.

(gg) The Company’s board of directors has validly appointed an audit committee whose composition satisfies the requirements of the 1934 Act, the rules and regulations of the Commission adopted thereunder and Rules 4200 and 4350 of the rules of the NASD. The Company’s audit committee has adopted a charter that satisfies the 1934 Act, the rules and regulations of the Commission adopted thereunder and Rules 4200 and 4350 of the NASD Rules.

(hh) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Management has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer, or persons performing similar functions, by others within those entities. Based on the evaluation of its disclosure controls and procedures, the Company’s auditors and the Company’s audit committee (or persons fulfilling the equivalent function) are not aware of (x) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data nor any material weaknesses in internal controls; (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. Since the date of the most recent evaluation of such disclosure controls and procedures, there has been no change in the Company’s internal controls that has materially affected, or is reasonably likely to materially affect, the Company’s internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(ii) The Company is in compliance with all provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (the “Sarbanes-Oxley Act”) that are applicable, or will be applicable as of the date of payment for and delivery of the Firm Shares pursuant hereto, to the Company.

(jj) Except as set forth in the Registration Statement and Pricing Prospectus (exclusive of any supplement thereto), the Company (A) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants applicable to its Business (“Environmental Laws”), except where any non-compliance could not reasonably be expected to result in a Material Adverse Effect, (B) has received and is in compliance with all Permits required under applicable Environmental Laws to conduct its Business, except where any non-compliance could not reasonably be expected to result in a Material Adverse Effect, and (C) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants. The Company has not received written notice and otherwise has no Knowledge that it has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(kk) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Permit, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and the amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a material expenditure by the Company or any Subsidiary.

(ll) To the Knowledge of the Company, there are no facts or circumstances likely to prevent or delay the ability of the Company or the Subsidiaries to comply, when required, with the European Directive 2002/96/EC on waste electrical and electronic equipment (“WEEE Directive”) or European Directive 2002/95/EC on the restriction of the use of certain hazardous substances in electrical and electronic equipment (“RoHS Directive”).

(mm) To the Knowledge of the Company, after reasonable investigation under the circumstances, there are no affiliations or associations between any member of the NASD and any Company officer, director or holder of five percent (5%) or more of the Company’s securities, except as set forth in the Registration Statement and the Pricing Prospectus.

(nn) There are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a current or future effect on the Company’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

(oo) Any certificate signed by an officer of the Company or Parent, as the case may be, in his capacity as such and delivered to the Underwriters or Underwriters’ Counsel pursuant to this Agreement shall be deemed a representation and warranty by the Company or Parent, as the case may be, to the Underwriters as to the matters set forth in such certificate.

(pp) The issue and sale of the Shares and the compliance by the Company with this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties.

(qq) Neither the Company nor any of its subsidiaries is (i) in violation of its Certificate of Incorporation or By-laws or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound.

(rr) The Company represents and warrants to the Underwriters that (a) the Registration Statement, the Prospectus and any Preliminary Prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any Preliminary Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, (b) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States and (c) neither the Company nor any other person associated with or acting on behalf of the Company, including without limitation any director, officer, agent or employee of the Company, has offered or caused the Underwriters to offer any of the Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company or a trade journalist or publication to write or publish favorable information about the Company or its products.

(ss) The Company and the Subsidiaries have materially complied with, are not in material violation of, and have not received any written notices of violation with respect to, any statutes, rules, or regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, reimbursement, storage, import, export or disposal of any product manufactured or distributed by the Company or the Subsidiaries (“Applicable Laws”), or any license, certificate, approval, clearance, authorization, permit, supplement or amendment required by any Applicable Laws (“Authorizations”). The Company and the Subsidiaries possess all material Authorizations and such material Authorizations are in full force and effect. The Company and the Subsidiaries are, and its products are, in compliance in all material respects with all Authorizations and Applicable Laws, including, but not limited to, all laws, statutes, rules, regulations, or orders administered, issued or enforced by the Federal Food and Drug Administration (the “FDA”) or any other federal or foreign governmental authority having authority over the Company or any of its products (“Governmental Authority”). Except as described in the Registration Statement and the Prospectus, the Company or the Subsidiaries have not received from the FDA or any other Governmental Authority any notice of adverse findings, regulatory letters, notices of violations, Warning Letters, criminal proceeding notices under Section 305 of the Federal Food, Drug, and Cosmetic Act, or other similar communication from the FDA alleging or asserting material noncompliance with Applicable Laws or any Authorizations, and there have been no seizures conducted or, to the Knowledge of the Company, threatened by the FDA, and no recalls, market withdrawals, field notifications, notifications of misbranding or adulteration, safety alerts or similar actions relating to the safety or efficacy of the Company’s or the Subsidiaries’ products conducted, requested or threatened by the FDA or other Governmental Authority relating to the products sold by the Company or the Subsidiaries. Except as described in the Prospectus and the Registration Statement, the Company and the Subsidiaries have not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal, safety alert, “dear doctor” letter, or other similar notice or action relating to the alleged lack of safety or efficacy of any of the Company’s or Subsidiaries’ products or any alleged product defect or violation, and to the Knowledge of the Company, no Governmental Authority has initiated, conducted or intends to initiate any such notice or action. The Company and the Subsidiaries have not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other similar action from any Governmental Authority alleging that any product operation or activity is in material violation of any Applicable Laws or Authorizations and, to the Knowledge of the Company, no such Governmental Authority is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding. Each regulatory submission for the Company’s or the Subsidiaries’ products has been filed, cleared and maintained in compliance in all material respects with all Applicable Laws and Authorizations, including without limitation applicable federal statutes, rules, regulations or orders administered or promulgated by the FDA, and all laboratory and clinical studies, and tests that support clearance of its products have been conducted in all material respects in compliance with accepted professional scientific standards and all Applicable Laws and Authorizations in all material respects. No filing or submission to the FDA or any other Governmental Authority, intended to be the basis for any Authorization, contains any material omission or material false information, and neither the Company nor the Subsidiaries have received any notices or correspondence from any Governmental Authority (including, but not limited to, the FDA) requiring suspension of any studies, tests, or clinical trials conducted by or on behalf of the Company. To the Knowledge of the Company, except as could not be reasonably expected to result in a Material Adverse Effect, there are no facts which are reasonably likely to cause (A) the withdrawal, or recall of any products sold or intended to be sold by the Company or the Subsidiaries, or (B) a change in the marketing classification or labeling of any such products, (C) a termination or suspension of marketing clearance of any such products, or (D) a suspension or revocation of any of the Company’s or Subsidiaries Authorizations. The Company or the Subsidiaries have not received notice (whether complete or pending) of any proceeding seeking recall, suspension or seizure of any products sold or intended to be sold by the Company or the Subsidiaries. Excepted from the representations in this paragraph is the November 2002 Warning Letter sent by FDA to the Company’s Parent alleging that the VeriChip was a misbranded and adulterated medical device because it lacked FDA clearance or approval. The Company believes these issues have been resolved.

2. Representations and Warranties of the Parent. The Parent hereby represents and warrants to, and agrees with, the Underwriters that, as of the Effective Date, the First Closing Date and each Option Closing Date (as defined below):

(a) This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of the Parent enforceable against the Parent in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(b) Parent has reviewed the representations and warranties of the Company contained in Section 1 of this Agreement and during the course of such review, no facts have come to Parent’s attention that would cause it to believe that such representations and warranties are not true and correct. Parent is familiar with the Registration Statement and the Pricing Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement or the Pricing Prospectus that has had, or could reasonably be expected to have, a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

(c) Representatives of Parent have participated in conferences and telephone conversations with representatives of the Company, special intellectual property and regulatory counsel to the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and representatives of the Underwriters’ counsel, during which conferences and conversations the contents of the Registration Statement and the Pricing Prospectus and related matters were discussed. Parent has reviewed the Registration Statement and the Pricing Prospectus and during the course of such review, no facts have come to such Parent’s attention that would cause it to believe that (i) the Pricing Disclosure Package as of the

Applicable Time, included any untrue statement of a material fact or stated any material fact necessary to make the statements therein, in light of the circumstances under which they were made, misleading, (ii) any Issuer Free Writing Prospectus listed on Schedule [        ] hereto conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, included any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and conformity with information furnished in writing to the Company by an Underwriter through Merriman Curhan Ford & Co. expressly for use therein, (iii) each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times, will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iv) each Preliminary Prospectus, as of its date, and the Prospectus, as amended or supplemented, as of its date and at all subsequent times through the 30th day after the date hereof, contained any untrue statement of a material fact or stated a material fact to make the statements therein, in the light of the circumstances under which they were made, misleading.

3. Purchase, Delivery and Sale of the Shares.

(a) Upon the terms herein set forth, (i) the Company agrees to issue and sell to the several Underwriters the respective number of Firm Shares set forth opposite the name of such Underwriter in Schedule A hereto. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm Shares set forth opposite their names on Schedule A. The purchase price per Firm Share to be paid by the several Underwriters to the Company shall be $[            ] per share.

Payment for the Firm Shares to be sold by the Company shall be made at the First Closing Date (and, if applicable, at the Option Closing Date) by wire transfer of immediately available funds to the order of the Company.

(b) Delivery of the Firm Shares to be purchased by the Underwriters and payment therefor shall be made by the Company and the Underwriters at 9:00 a.m. New York time, at the offices of Akin Gump Strauss Hauer & Feld LLP (or at such other place as may be agreed upon among the Underwriters and the Company), (i) on the third (3rd) full business day following the date of this Agreement, (ii) if this Agreement is executed and delivered after 1:30 P.M., New York time, the fourth (4th) full business day following the date of this Agreement or (iii) at such other time and date not later than seven (7) full business days following the first day that Shares are traded as the Underwriters and the Company may determine (or at such time and date to which payment and delivery shall have been postponed pursuant to this Section 3), such time and date of payment and delivery being herein called the “First Closing Date;” provided, however, that if the Company has not made available to the Underwriters copies of the Prospectus within the time provided in this Agreement, the Underwriters may, in their sole discretion, postpone the Closing Date until no later than two (2) full business days following delivery of copies of the Prospectus to the Underwriters.

(c) The Company shall deliver, or cause to be delivered, a credit representing the Firm Shares to an account or accounts at The Depository Trust Company (“DTC”) to the accounts of the Underwriters at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered, a credit representing the Option Shares to an account or accounts at DTC to the accounts of the Underwriters, at the First Closing Date or the Option Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters. Not later than 12:00 noon on the second business day following the date the Shares are released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Underwriters shall request.

(d) Subject to the terms and conditions of this Agreement, and on the basis of the representations, warranties and agreements contained herein, for the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares as described in the Registration Statement and Pricing Prospectus, the Underwriters are hereby granted an option to purchase all or any part of the Option Shares from the Company. The purchase price to be paid per share for the Option Shares will be the same price as the price per Firm Share set forth in Section 3(a) hereof. The option granted hereby may be exercised by notice from the Underwriters to the Company in accordance with Section 3(e) hereof solely by the Underwriters as to all or any part of the Option Shares at any time within thirty (30) days after the Effective Date. The Underwriters will not be under any obligation to purchase any Option Shares prior to the exercise by the Underwriters of such option in accordance with Section 3(e) hereof.

(e) The option granted pursuant to Section 3(d) may be exercised by Merriman Curhan Ford & Co. by giving [oral] notice to the Company, which must be confirmed by a letter or facsimile setting forth the number of Option Shares to be purchased by the Underwriters, the date and time for delivery of and payment for the Option Shares to be purchased and stating that the Option Shares referred to therein are to be used for the sole purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares by the Underwriters. If such notice is given prior to the First Closing Date, the date set forth therein for such delivery and payment will be the First Closing Date. If such notice is given on or after the First Closing Date, the date set forth therein for such delivery and payment will not be earlier than two (2) full business days thereafter. In either event, the date so set forth will not be more than fifteen (15) full business days after the date of such notice. The date and time set forth in such notice is herein called the “Option Closing Date.” Upon exercise of such option, through the Underwriters’ delivery of the aforementioned notice, the Company will become obligated to convey to the Underwriters, and, subject to the terms and conditions set forth in this Section 3(e), the Underwriters will become obligated to purchase, the number of Option Shares specified in such notice. If any Option Shares are to be purchased, (i) each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Underwriters may determine) that bears the same proportion to the total number of Option Shares to be purchased as the number of Firm Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Shares, and (ii) the Company agrees to sell in the aggregate up to the number of Option Shares set forth in the introductory paragraph of this Agreement. The Underwriters may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

(f) Payment for any Option Shares purchased will be made to the Company by wire transfer in immediately-available funds to the order of the Company, against delivery of the Option Shares purchased by the Underwriters at the offices of Akin Gump Strauss Hauer & Feld LLP (or at such other location as the Underwriters and the Company may agree).

(g) Unless the Shares are to be delivered by a “fast” transfer, the Company will make the certificates for the Shares to be purchased by the Underwriters hereunder available to the Underwriters for inspection, checking and packaging at the office of the Company’s transfer agent or correspondent in San Francisco, CA, not less than one (1) full business day prior to the First Closing Date and the Option Closing Date, as the case may be (both of which are collectively referred to herein as the “Closing Dates”). The certificates representing the Shares shall be in such names and denominations as the Underwriters may request at least two (2) full business days prior to the respective Closing Dates. In the event that the Underwriters determine to utilize DTC, the parties will use their best efforts to make the offering of the Shares “DTC eligible” and to comply with the procedures thereof.

4. Public Offering by the Underwriters. The Underwriters agree to cause the Shares to be offered to the public initially at the price and under the terms set forth in the Registration Statement and Prospectus as soon, on or after the effective date of this Agreement, as the Underwriters deem advisable, but no more than five (5) full business days after such effective date. The Company is advised by the Underwriters that the Shares are to be offered to the public initially at $[            ] a share (the “Public Offering Price”).

5. Agreements of the Company. The Company covenants and agrees with the Underwriters that:

(a) If the Registration Statement has not been declared effective prior to the time of execution of this Agreement, the Company will use its best efforts to cause the Registration Statement to become effective as promptly as possible, or, if the procedure in Rule 430A of the Act is followed, to prepare and timely file with the Commission under Rule 424(b) under the Act a Prospectus in a form approved by the Underwriters containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Act, and will not at any time, whether before or after the Effective Date, file any amendment or supplement to the Registration Statement, (i) which shall not have been previously submitted to, and approved by, the Underwriters or the Underwriters’ Counsel within a reasonable time prior to the filing thereof, (ii) to which the Underwriters or the Underwriters’ Counsel shall have reasonably objected as not being in compliance with the Act or the Rules and Regulations or (iii) which is not in compliance with the Act or the Rules and Regulations. If the Company elects to rely on Rule 462(b) under the Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b)

under the Act prior to the time confirmations are sent or given, as specified by Rule 462(b)(2) under the Act, and shall pay the applicable fees in accordance with Rule 111 under the Act. The Company further agrees to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act.

(b) The Company will notify the Underwriters, promptly after it shall have received notice of the effectiveness of the Registration Statement or any amendment or supplement thereto, of the receipt of any comments of the Commission with respect thereto, and of the time when the Registration Statement or any post-effective amendment thereto has become effective or any supplement to the Prospectus has been filed.

(c) The Company will advise the Underwriters promptly of any request of the Commission for an amendment or supplement to the Registration Statement or the Prospectus, or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of any judgment, order, injunction or decree preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the institution of any proceedings for any of such purposes, of which it has Knowledge, and will use its best efforts to prevent the issuance of any stop order, and, if issued, to obtain as promptly as possible the lifting thereof.

(d) If at any time when a Prospectus relating to the Shares is required, in the opinion of Underwriters’ Counsel, to be delivered under the Act by the Underwriters (the “Prospectus Delivery Period”), any event shall have occurred as a result of which, in the reasonable opinion of counsel for the Company or the Underwriters’ Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Underwriters promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be reasonably satisfactory to the Underwriters’ Counsel, and the Company will furnish to the Underwriters copies of such amendment or supplement as soon as available and in such quantities as the Underwriters may reasonably request.

(e) Within the Prospectus Delivery Period, or pursuant to the undertakings of the Company in the Registration Statement, the Company, at its own expense, will comply in all material respects with all requirements imposed upon it by the Act, the Rules and Regulations, the 1934 Act and the rules and regulations of the Commission promulgated under the 1934 Act, each as now or hereafter amended or supplemented, and by any order of the Commission so far as necessary to permit the continuance of sales of, or dealings in, the Shares.

(f) The Company will furnish to the Underwriters, without charge, a signed copy of the Registration Statement and of any amendment or supplement thereto which has been filed prior to the date of this Agreement, together with each exhibit filed therewith, and three (3) conformed copies of such Registration Statement and as many amendments thereto (unsigned and exclusive of exhibits) as the Underwriters may reasonably request. The signed copies of the Registration Statement so furnished to the Underwriters will include signed copies of any and all consents and reports of the independent public auditors as to the financial statements included in the Registration Statement and Pricing Prospectus, and signed copies of any and all consents and certificates of any other person whose profession gives authority to statements made by them and who are named in the Registration Statement or Pricing Prospectus as having prepared, certified or reviewed any parts thereof.

(g) The Company will deliver to the Underwriters, without charge, (i) prior to the Effective Date, copies of each Preliminary Prospectus filed with the Commission bearing in red ink the statement required by Item 501 of Regulation S-K of the Rules and Regulations; (ii) on and from time to time after the Effective Date, copies of the Prospectus; and (iii) as soon as they are available, and from time to time thereafter, copies of each amended or supplemented Prospectus, and the number of copies to be delivered in each such case will be such as the Underwriters may reasonably request. The Company has consented and hereby consents to the use of each Preliminary Prospectus for the purposes permitted by the Act and the Rules and Regulations. The Company authorizes the Underwriters to use the Prospectus in connection with the sale of the Shares during the Prospectus Delivery Period. Notwithstanding the foregoing, the Underwriters shall not use any Preliminary Prospectus or the Prospectus if the Company has given the Underwriters written notice of the occurrence, or imminently potential occurrence, of any development that could cause such Preliminary Prospectus or Prospectus, as the case may be, to include an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances, not misleading.

(h) Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided, that, notwithstanding the foregoing, the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, or (ii) consent to general service of process in any such jurisdiction.

(i) During the period commencing on the date hereof and ending 180 days from the First Closing Date (the “Lock-Up Period”), the Company shall not (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of Merriman Curhan Ford & Co. (such consent not to be unreasonably withheld) and the prior consent of a majority of the Company’s independent directors.

The foregoing paragraph shall not apply to the issuance of securities pursuant to the Company’s stock option plans in the form and amount approved for issuance as described in the Registration Statement and the Prospectus or the exercise of options or warrants or the conversion of a security outstanding on the date of the Prospectus and which is described in the Company’s registration statement on Form S-1, as amended and supplemented, filed with the Securities and Exchange Commission; provided, however, that the Company agrees that such issuances shall be made subject to the terms of the form of Lock-Up Agreement attached hereto as Exhibit A. The undersigned agrees that, without the prior written consent of Merriman Curhan Ford & Co. on behalf of the Underwriters (which consent may be withheld in its sole discretion), it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned agrees that if (a) during the last 18 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions set forth herein shall continue to apply until the expiration of the 19-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Merriman Curhan Ford & Co. waives, in writing, such extension.

(j) As soon as practicable, but in any event not later than forty five (45) days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement is deemed to occur pursuant to Rule 158(c), the Company will make generally available to its security holders (within the meaning of Section 11 (a) of the Act) an earnings statement of the Company meeting the requirements of Rule 158(a) under the Act covering a period of at least twelve (12) months beginning after the Effective Date, and advise the Underwriters that such statement has been so made available.

(k) The Company will apply the net proceeds (“Proceeds”) it realizes from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in the Pricing Prospectus.

(l) During the course of the distribution of the Shares, the Company will not and the Company will cause its officers and directors not to take, directly or indirectly, any action designed to or which might, in the future, cause or result in stabilization or manipulation of the price of the Shares. During the Prospectus Delivery Period, the Company will not issue press releases or engage in any other publicity without the Underwriters’ prior written consent, which consent shall not be unreasonably withheld or delayed.

(m) The Company will use its best efforts, at its cost and expense, to take all necessary and appropriate action to list the Shares on the NASDAQ and maintain such listing for as long as the Shares are so qualified.

(n) The Company will file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act.

(o) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

(p) On the Closing Dates, all transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares will have been fully paid by the Company and all laws imposing such taxes, if any, will have been fully complied with.

(q) Subsequent to the dates as of which information is given in the Registration Statement and Pricing Prospectus and prior to the Closing Dates, except as disclosed in or contemplated by the Registration Statement and Pricing Prospectus, (i) the Company will not have incurred any liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business; (ii) there shall not have been any change in the capital stock, funded debt (other than regular repayments of principal and interest on existing indebtedness) or other securities of the Company (except as contemplated in the Registration Statement), or any Material Adverse Effect; and (iii) the Company shall not have paid or declared any dividend or other distribution on its Common Stock or its other securities or redeemed or repurchased any of its Common Stock or other securities.

(r) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of 180 days following the date of the effectiveness of the Registration Statement. The Underwriters will notify the Company as to which Participants will need to be so restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time. Furthermore, the Company covenants with the Underwriters that the Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

(s) The Company agrees that, without the prior written consent of Merriman Curhan Ford & Co., it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 433 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and Merriman Curhan Ford & Co., it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and Merriman Curhan Ford & Co. is listed on Schedule [__] hereto.

(t) The Company has complied with and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending.

(u) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing

Prospectus or the Prospectus or would include an untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to Merriman Curhan Ford & Co., will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Merriman Curhan Ford & Co. expressly for use therein.

6. Indemnity and Contribution by the Company and the Underwriters.

(a) The Company shall indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the 1934 Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Underwriters or any such controlling person may incur insofar as such loss, expense, liability, damage or claim arises out of or, is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or the Prospectus (the term Prospectus for the purpose of this Section 6 being deemed to include any Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus, the Prospectus and any Prospectus supplements, in each case as amended or supplemented by the Company), (ii) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Shares under the securities or “blue sky” laws thereof or filed with the Commission or any securities association or securities exchange (each an “Application”), or (iii) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, Prospectus or Application or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading; except to the extent that any such loss, expense, liability, damage or claim arises out of or is based upon (x) any such untrue statement or omission of a material fact contained in and in conformity with information furnished in writing by or on behalf of the Underwriters to the Company expressly for use in such Registration Statement or such Prospectus or (y) sales to any person asserting any such loss, expense, liability, damage or claim incurred from purchasing the Shares, if a copy of the Pricing Disclosure Package or the Prospectus (in each case, as then amended or supplemented if the Company shall have timely furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Pricing Disclosure Package or the Prospectus (in each case, as so amended or supplemented), as applicable, would have cured the defect giving rise to such loss, expense, liability, damage or claim, unless such failure is the result of noncompliance by the Company.

(b) Each of the Underwriters shall, severally and not jointly, indemnify, defend and hold harmless the Company and its directors, officers, employees and agents, each person who controls the Company, as the case may be, within the meaning of Section 15 of the Act or Section 20 of the 1934 from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, or any such person may incur but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or the Prospectus in reliance upon and in conformity with information furnished in writing by such Underwriter to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or the Prospectus, as specified in the last sentence of this Section 6(c), or (ii) any omission to state a material fact regarding such Underwriter required to be stated in such Registration Statement or the Prospectus or necessary to make such statement not misleading. The obligation of each of the Underwriters to indemnify the Company (including any director, officer, employee, agent or control person thereof) shall only relate to any untrue statement or omission which applies to the Underwriter. The Company and the Underwriters acknowledge that the information set forth (x) on the cover page of the Prospectus concerning the Underwriters, relating to the delivery of the Shares and (y) under the caption “Underwriting” in the Prospectus with respect to passive market and stabilization activities by the Underwriter constitute the only information furnished by or on behalf of the Underwriters to the Company for purposes of this Section 6.

(c) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify in writing each party against whom indemnification is to be sought of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not (i) relieve the indemnifying party from any liability which it may have under this Section 6 to the extent that it did not otherwise learn of such action and such failure does not materially prejudice the indemnifying party as a result thereof and (ii) in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. The indemnifying party may participate in the defense of such action at its own expense, and to the extent it may elect, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, the indemnifying party may assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed satisfactory counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded based on the advice of the advice of counsel that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the fees and expenses of one counsel selected by all of the indemnified parties to represent them all (in addition to one local counsel selected by all of the indemnified parties to represent them all in each applicable jurisdiction) shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could have been sought under this Section 6 (whether or not the indemnified parties are actual or potential parties thereto), unless (x) such settlement, compromise or consent (I) includes an unconditional release of the indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (II) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of the indemnified party and (y) the indemnifying party reaffirms its indemnification obligations pursuant to this Agreement.

(d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under subsections (a), (b), (c) or (f) of this Section 6 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Principal Subsidiaries on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Principal Subsidiaries on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Principal Subsidiaries on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total proceeds (net of underwriting discounts and commissions but before deducting expenses) received by the Company from the Shares sold under this Agreement, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Principal Subsidiaries on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, the Principal Subsidiaries or by the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(e) The Company, the Principal Subsidiaries and the Underwriters agree that it would not be just and equitable if contribution pursuant to Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 6(d)(i) and, if applicable Section 6(d)(ii), above. Notwithstanding the provisions of this Section 6, (i) none of the Underwriters shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by the Underwriters and, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in Section 6(d) shall be several in proportion to their respective underwriting obligations and not joint.

(f) The Company and the Principal Subsidiaries, jointly and severally, to indemnify and hold harmless the Underwriters and each person, if any, who controls the Underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (a) caused by any untrue statement or alleged untrue statement of a material fact contained in the prospectus wrapper material prepared by or with the consent of the Company for distribution in foreign jurisdictions in connection with the Directed Share Program attached to the Prospectus or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, when considered in conjunction with the Prospectus or any applicable preliminary prospectus, not misleading; (b) caused by the failure of any Participant to pay for and accept delivery of the shares which, immediately following the effectiveness of the Registration Statement, were subject to a properly confirmed agreement to purchase; or (c) related to, arising out of, or in connection with the Directed Share Program.

Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to Section 6(f) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the Underwriters for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control the Underwriters within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act.

The indemnity and contribution contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement and (ii) any investigation made by or on behalf of the Underwriters or the Company, the Parent or the Subsidiaries and such party’s officers or directors or any person controlling such parties.

7. Survival of Agreements, etc. All statements contained in any certificate delivered by or on behalf of the parties in connection with this Agreement shall be deemed to be representations and warranties hereunder. Notwithstanding any investigations made by or on behalf of the parties to this Agreement, all representations, warranties, indemnities and agreements made by the parties to this Agreement or pursuant hereto shall remain in full force and effect and will survive delivery of and the payment for the Shares. The provisions of Sections 5, 6, 12 and 16 shall survive the termination or cancellation of this Agreement.

8. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Shares as provided herein on the First Closing Date and, with respect to the Option Shares, the Option Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 as of the date hereof and as of the First Closing Date as though then made and, with respect to the Option Shares, as of the Option Closing Date as though then made, to the timely performance by the Company of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

(a) The Registration Statement shall have become effective prior to the execution of this Agreement, or at such later date as shall be consented to in writing by the Underwriters; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the Knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement, any Preliminary Prospectus, any Pricing Prospectus, the Prospectus or otherwise) shall have been complied with to the satisfaction of Underwriters’ Counsel; and the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements. No amendment to the Registration Statement, any Preliminary Prospectus, any Pricing Prospectus, or the Prospectus to which the Underwriters or the Underwriters’ Counsel shall have reasonably objected, after having received reasonable notice of a proposal to file the same, shall have been filed.

(b) All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement, any Preliminary Prospectus, any Pricing Prospectus, and the Prospectus and the registration, authorization, issue, sale and delivery of the Shares, shall have been reasonably satisfactory to Underwriters’ Counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section.

(c) Subsequent to the execution and delivery of this Agreement and prior to the First Closing Date, and on the Option Closing Date, as the case may be,

(i)	there shall not have been any Material Adverse Effect which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus; and

(ii)	there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company’s securities by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Act.

(d) At the First Closing Date and on the Option Closing Date, as the case may be, the Underwriters shall have received from Akin Gump Strauss Hauer & Feld LLP, counsel for the Company (“Company Counsel”): (i) a signed opinion dated as of such Closing Date, reasonably satisfactory to the Underwriters’ Counsel, in the form and substance of Exhibit B-1 annexed hereto, and (ii) a signed negative assurance statement dated as of such Closing Date, reasonably satisfactory to the Underwriters’ Counsel, in the form and substance of Exhibit B-2 annexed hereto.

(e) At the First Closing Date and on the Option Closing Date, as the case may be, the Underwriters shall have received from Hyman, Phelps & McNamara, P.C., regulatory and FDA counsel for the Company (“FDA Counsel”): (i) a signed opinion dated as of such Closing Date, reasonably satisfactory to the Underwriters’ Counsel, in the form and substance of Exhibit B-3 annexed hereto.

(f) At the First Closing Date and on the Option Closing Date, as the case may be, the Underwriters shall have received from Holland & Knight LLP, counsel for the Parent (“Parent”): (i) a signed opinion dated as of such Closing Date, reasonably satisfactory to the Underwriters’ Counsel, in the form and substance of Exhibit B-4 annexed hereto.

(g) At the First Closing Date and on the Option Closing Date, as the case may be, the Underwriters shall have received from Akin Gump Strauss Hauer & Feld LLP, patent and trademark counsel for the Company (“IP Company Counsel”), a signed opinion dated as of such Closing Date, reasonably satisfactory to the Underwriters’ Counsel, in the form and substance of Exhibit C annexed hereto.

(h) At the First Closing Date and on the Option Closing Date, as the case may be, the Underwriters shall have received from [Foreign Counsel], counsel for [Company’s Foreign Subsidiary], the Company’s [Foreign Country Name] subsidiary (“[Foreign Country Name] Subsidiary Counsel”), a signed opinion dated as of such Closing Date, reasonably satisfactory to the Underwriters’ Counsel, in the form and substance of Exhibit D annexed hereto.

(i) At the First Closing Date, and on the Option Closing Date, as the case may be, the Underwriters shall have received from Underwriters’ Counsel a signed opinion dated as of such Closing Date in the form and substance of Exhibit E annexed hereto.

(j) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Eisner LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” with respect to the financial statements and certain financial information contained in the Registration Statement, any Preliminary Prospectus, any Pricing Prospectus, and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than two business days before the Closing Date.

(k) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from each of KPMG LLP, Deloitte & Touche USA LLP, and Myers Norris Penny LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” with respect to the certain Company acquisitions, as discussed in the Registration Statement, any Preliminary Prospectus, any Pricing Prospectus, and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than two business days before the Closing Date.

(l) The Underwriters shall have received on the First Closing Date, and on the Option Closing Date, as the case may be, a certificate of the Company, dated the First Closing Date or the Option Closing Date, as the case may be, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and you shall be satisfied that:

(i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the First Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the First Closing Date or the Option Closing Date, as the case may be;

(ii) When the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement, the Pricing Prospectus and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Act or the 1934 Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Act or the 1934 Act and the applicable rules and regulations of the Commission thereunder, as the case may be, the Registration Statement, any Preliminary Prospectus, any Pricing Prospectus, and the Prospectus, and any amendments or supplements thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

(iii) Subsequent to the respective dates as of which information is given in the Registration Statement, any Preliminary Prospectus, any Pricing Prospectus, and the Prospectus, there has not been (a) any Material Adverse Effect, (b) any transaction that is material to the Company and its subsidiaries considered as a whole, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and its subsidiaries considered as a whole, incurred by the Company or its subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries that is material to the Company and its subsidiaries considered as a whole, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries, or (f) any loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries which has been sustained or will have been sustained which has a Material Adverse Effect.

(m) The Underwriters shall have received on the First Closing Date, and on the Option Closing Date, as the case may be, a certificate of the Parent, dated the First Closing Date or the Option Closing Date, as the case may be, signed by the Chief Executive Officer and Chief Financial Officer of the Parent, to the effect that, and you shall be satisfied that:

(i) The representations and warranties of the Parent in this Agreement are true and correct, as if made on and as of the First Closing Date or the Option Closing Date, as the case may be, and the Parent has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the First Closing Date or the Option Closing Date, as the case may be;

(ii) No information has come to Parent’s attention that causes Parent to believe that the Registration Statement, any Preliminary Prospectus, any Pricing Prospectus, and the Prospectus, and any amendments or supplements thereto, includes any untrue statement of a material fact or omits to state a material fact therein to make the statements therein misleading; and, since the effective date of the Registration Statement, there has occurred any event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

(iii) Subsequent to the respective dates as of which information is given in the Registration Statement, any Preliminary Prospectus, any Pricing Prospectus, and the Prospectus, no information has come to Parent’s attention that would cause Parent to believe that there has been (a) any Material Adverse Effect, (b) any transaction that is material to the Company and its Subsidiaries considered as a whole, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as a whole, incurred by the Company or its Subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any of its Subsidiaries that is material to the Company and its Subsidiaries considered as a whole, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (f) any loss or damage (whether or not insured) to the property of the Company or any of its Subsidiaries which has been sustained or will have been sustained which has a Material Adverse Effect.

(n) The Company shall have obtained and delivered to the Underwriters an agreement substantially in the form of Exhibit A attached hereto from each officer and director of the Company, each owner of record of capital stock or options or warrants to acquire capital stock of the Company. All of the certificates representing the Shares shall have been tendered for delivery in accordance with the terms and provisions of this Agreement.

(o) The Shares shall be listed on the NASDAQ, subject only to official notice of issuance.

(p) The Company shall have complied with the provisions of this Agreement with respect to the furnishing of Prospectuses.

(q) On or before each of the First Closing Date and the Option Closing Date, as the case may be, the Underwriters and Underwriters’ Counsel shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 9 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Underwriters by written notice to the Company at any time on or prior to the First Closing Date and, with respect to the Option Shares, at any time prior to the Option Closing Date, which termination shall be without liability on the part of any party to any other party, except for the expenses described in Section 11 of this Agreement.

9. Default of One or More of the Underwriters. If, on the First Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs exceeds 10% of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Company and the other Underwriters for the purchase of such Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any non-defaulting Underwriter or the Company, Parent or the Subsidiaries, except that the provisions of Section 5, Section 6, Section 12 and Section 16 shall at all times be effective and shall survive such termination. In any such case either the Underwriters or the Company shall have the right to postpone the First Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 8. Any action taken under this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

10. Effective Date. This Agreement will become effective upon the later of when (i) the Underwriters and the Company shall have received notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement.

11. Termination.

The Underwriters shall have the right by written notice to the Company and the Parent (which may be delivered electronically through email or facsimile) to terminate this Agreement at any time prior to the First Closing Date or the obligations of the Underwriters to purchase the Option Shares at any time prior to the Option Closing Date, as the case may be, if (i) the Company or the Parent shall have failed or refused to fully perform or comply with any of the provisions of this Agreement on its part to be performed and complied with by it prior to the applicable Closing Date, (ii) any of the conditions of Underwriters’ obligations as set forth in Section 7 herein shall not have been satisfied on or prior to the First Closing Date or the Option Closing Date, as the case may be; (iii) trading in securities generally on the New York Stock Exchange, the AMEX, the Nasdaq National Market, will have been suspended; (iv) minimum or maximum prices will have been established on such exchanges by the Commission or the NASD; (v) a general banking moratorium will have been declared either by federal or New York state authorities; (vi) any other restrictions on transactions in securities materially affecting the free market for securities or the payment for such securities or adversely affecting the distribution of the Firm Shares or the Option Shares, as the case may be, will be established by either of such exchanges, by the Commission, by any other federal or state agency, by action of the Congress or by Executive Order; (vii) the Company will have sustained a material loss, whether or not insured, by reason of fire, flood, accident or other calamity of such character as in the sole judgment of Merriman Curhan Ford & Co. may interfere materially with the conduct of the Business and operations of the Company or make it impracticable to proceed with the offering, sale and delivery of the Firm Shares or the Option Shares, as the case may be, on the terms contemplated by any Preliminary Prospectus, any Pricing Prospectus, or the Prospectus; (viii) any action has been taken by the government of the United States or any department or agency thereof which, in the sole judgment of Merriman Curhan Ford & Co., has had a material adverse effect upon the general market for securities and has made it impracticable to proceed with the offering, sale and delivery of the Firm Shares or the Option Shares, as the case may be, on the terms set forth in any Preliminary Prospectus, any Pricing Prospectus, or the Prospectus; (ix) there shall have occurred the outbreak of any new war or any other event or calamity, including without limitation as a result of terrorist activities, which, in the sole judgment of Merriman Curhan Ford & Co., materially disrupts the financial markets of the United States and makes it impracticable to proceed with the offering, sale and delivery of the Firm Shares or the Option Shares, as the case may be, on the terms set forth in the Prospectus; (x) the general market for securities or political, legal or financial conditions should deteriorate so materially from that in effect on the date of this Agreement that, in the sole judgment of Merriman Curhan Ford & Co., it becomes impracticable for the Underwriters to commence or proceed with the public offering of the Shares and with the payment for or acceptance thereof; (xi) if trading of any securities of the Company shall have been suspended, halted or delisted on any exchange or in any over-the-counter market or by the Commission; or (xii) any change that could result in a Material Adverse Effect shall have occurred in the sole judgment of Merriman Curhan Ford & Co., since the date as of which information is given in the Registration Statement, any Preliminary Prospectus, any Pricing Prospectus, or the Prospectus. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Sections 5, 6, 12 and 16 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

12. Expenses.

(a) Whether or not the offering of the Shares is consummated, the Company and, unless otherwise paid by the Company, the Parent, agree to pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including without limiting the generality of the foregoing, (i) the preparation, printing, filing with the Commission, and copying of the Registration Statement, each Preliminary Prospectus, the Prospectus, this Agreement and other underwriting documents, if any, and any drafts, amendments or supplements thereto, including the cost of all copies thereof supplied to the Underwriters in such quantities as reasonably requested by the Underwriters and the costs of mailing Prospectuses to offerees and purchasers of the Shares; (ii) the printing, engraving, issuance and delivery of certificates representing the Shares, including any transfer or other taxes payable thereon; (iii) the reasonable fees, expenses and other costs related to the registration or qualification of the Shares under state securities or “blue sky” laws, in accordance with the provisions of Section 13(c) below; (iv) the reasonable fees, costs and disbursements of Underwriters’ Counsel in connection with the review and analysis of certain “blue sky” matters related to the offering; (v) all reasonable fees and expenses of the Company’s Counsel and accountants; (vi) all NASD filing fees, costs and expenses incurred in connection with the offering and all fees and disbursements of Underwriters’ Counsel in connection with obtaining clearance of the offering with the NASD; (vii) all costs and expenses of any listing of the Shares on the Nasdaq National Market or any other stock exchange or over-the-counter market, or in Standard and Poor’s Corporation Reports or any other securities manuals; (viii) all costs and expenses of four (4) bound volumes provided to the Underwriters and Underwriters’ Counsel of all documents, paper exhibits, correspondence and records forming the materials included in the offering; (ix) the cost of “tombstone” advertisements to be placed in one or more daily or weekly periodicals as the Underwriter may request; (x) travel expenses of the Company in connection with the “road show” presentations; (xi) all other costs and expenses incident to the performance of the Company’s obligations hereunder which are not otherwise specifically provided for in this Section 13(a); and (xii) all reasonable fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties, if any, incurred by the Underwriters in connection with the Directed Share Program. The Company shall be the primary obligor with respect to all costs, fees and expenses to be paid by the Company and by the Parent. The obligations of the Company and Parent under this subsection (a) shall survive any termination or cancellation of this Agreement.

(b) In addition to the responsibility of the Company and the Parent for payment of the foregoing expenses, the Company and, unless otherwise paid by the Company, the Parent, shall pay to the Underwriters a non-accountable expense allowance equal to [             ([    ]%)] of the gross proceeds of the offering of the Shares, including in such amount the proceeds from any exercise of the Underwriters’ over-allotment option. The non-accountable expense allowance due shall be paid at the First Closing Date and any Option Closing Date, as applicable. Merriman Curhan Ford & Co. hereby acknowledges prior receipt from the Company of [                    ($            )], which amount shall be applied to the non-accountable expense allowance due when, and if, such offering is closed. If the sale of the Shares provided for herein is not consummated because the Underwriters elect to terminate this Agreement in accordance with clauses (i) or (ii) of Section 11(a) hereof, then the Company and the Selling Stockholders shall reimburse the Underwriters in full for their actual accountable out-of-pocket expenses incurred in connection with the proposed purchase and sale of the Shares (including, without limitation, the fees and disbursements of Underwriters’ Counsel) inclusive of the [             ($            )] previously paid on account. Notwithstanding the foregoing, in the event the offering is terminated, each Underwriter will not be entitled to retain or receive more than an amount equal to its actual accountable out-of-pocket expenses and shall reimburse the Company for the remainder, if any. The Underwriters hereby acknowledge and agree that their expenses in connection with the “road show” presentations shall be paid from the non-accountable expense allowance.

(c) Subject to Section 5(h) hereof, the Underwriters shall determine in which states or jurisdictions the Shares shall be registered or qualified for sale.

13. Notices. Any notice hereunder shall be in writing, unless otherwise expressly provided herein, and if to the respective persons indicated, will be sufficient if mailed by certified mail, return receipt requested, postage prepaid, delivered by national overnight courier service or hand delivered, addressed as respectively indicated or to such other address as will be indicated by a written notice similarly given, to the following persons:

(a) If to the Underwriters - addressed to Merriman Curhan Ford & Co., 600 California Street, 9th Floor, San Francisco, CA 94108, Attn: Craig Sultan, Managing Director; with a copy to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304, Attention: Donna Petkanics, Esq.; provided, however, that such copy to Wilson Sonsini Goodrich & Rosati shall not constitute notice delivered to the Underwriters.

(b) If to the Company addressed to VeriChip Corporation, 1690 South Congress Avenue, Suite 200, Delray Beach, FL 33445, Attention: Kevin McLaughlin, Chief Executive Officer, with a copy to Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Avenue, Suite 4100, Dallas, Texas 75201, Attention: Seth Molay, P.C.; provided, however, that such copy to Akin Gump Strauss Hauer & Feld LLP shall not constitute notice delivered to the Company.

(c) If to the Parent - addressed to Applied Digital Solutions Inc., 1690 South Congress Avenue, Suite 200, Delray Beach, FL 33445, Attention: Scott Silverman, Chief Executive Officer, with a copy to Holland & Knight LLP, 701 Brickell Avenue, Suite 3000, Miami, FL 33131, Attention: Harvey Goldman; provided, however, that such copy to Holland & Knight LLP shall not constitute notice delivered to the Parent.

(d) If to the Subsidiaries - addressed to [                    ] [Address], Attention: [            , Chief Executive Officer, with a copy to [Subsidiary Counsel], [Address], Attention: [            ]; provided, however, that such copy to [Subsidiary Counsel] shall not constitute notice delivered to the Company.

14. Successors. This Agreement will inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended, or will be construed, to give any person, corporation or other entity other than the controlling persons, directors, officers, employees and agents referred to in Section 5 hereof (to the extent provided for in Section 5), and their respective successors and assigns, any legal or equitable right, remedy, or claim under or in respect to this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other persons. Notwithstanding anything contained herein to the contrary, no purchaser of any of the Shares from the Underwriters will be deemed a successor or assign solely because of such purchase.

15. Finders and Holders of First Refusal Rights.

(a) The Company and the Parent, jointly and severally, hereby represent and warrant to the Underwriters that it has not paid any compensation for services as a finder in connection with any prior financing of the Company during the twelve-month period immediately preceding the date hereof and that no person is entitled, directly or indirectly, to compensation for services as a finder in connection with the proposed transactions. The Company further represents and warrants, that no person holds a right of first refusal or similar right in connection with the proposed offering which has not been waived. In addition, the Company hereby agrees to indemnify and hold harmless the Underwriters, their officers, directors, agents and each person, if any, who controls such Underwriters within the meaning of Section 15 of the Act, from and against any loss, liability, claim, damage or expense whatsoever arising out of a claim by an alleged finder or alleged holder of a right of first refusal or similar right in connection with the proposed offering by the Company, insofar as such loss, liability, claim, damage or expense arises out of any action or alleged action of the Company, as the case may be.

(b) Each of the Underwriters hereby represents and warrants to the Company and the Parent that no person is entitled, directly or indirectly, to compensation for services as a finder in connection with the proposed transactions contemplated by this Agreement; and the Underwriters hereby agree to indemnify and hold harmless, severally and not jointly, the Company and the Parent and its officers, directors and agents, from and against any loss, liability, claim, damage or expense whatsoever arising out of a claim by an alleged finder in connection with the proposed offering, insofar as such loss, liability, claim, damage or expense arises out of any action or alleged action of the Underwriters.

16. Applicable Law. This Agreement shall be a deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of said State applicable to contracts made and to be performed entirely within such State. Each of the Company and its Subsidiaries, the Parent and the Underwriters (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in the State courts of the State of New York, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which the Company or the Underwriters, as the case may be, may have now or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the State courts of the State of New York, County of New York, or in the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Company and its Subsidiaries, the Parent and the Underwriters further agrees to accept and acknowledge service of any and all process which may be served in any suit, action or proceeding in the State courts of the State of New York, County of New York, or in the United States District Court for the Southern District of New York, and agrees that service of process upon the Company and its Subsidiaries, the Parent or the Underwriters, as the case may be, mailed by certified mail to such party’s address as set forth in Section 13 hereof shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding. In the event of litigation between the parties arising hereunder, the prevailing party shall be entitled to costs and reasonable attorney’s fees.

17. No Fiduciary Duty. The Company hereby acknowledges that (a) the Underwriters are acting as principal and not as an agent or fiduciary of the Company and (b) their engagement of the Underwriters in connection with the offering of Shares contemplated by the Prospectus is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering of Shares contemplated by the Prospectus (irrespective of whether the Underwriters have advised or is currently advising the Company on related or other matters).

18. Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

19. Counterparts. This Agreement may be executed in any number of counterparts which, taken together, shall constitute one and the same instrument.

20. Entire Agreement. This Agreement sets forth the entire agreement and understanding between the Underwriters and the Company with respect to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings, written or oral, between them.

21. Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders and the singular shall include the plural, and vice versa.

[SIGNATURE PAGE FOLLOWS]

If the foregoing correctly sets forth our understanding, please indicate the Underwriters’ acceptance thereof, as of the day and year first above written, in the spaces provided below for that purpose, whereupon this letter with the Underwriters’ acceptance shall constitute a binding agreement among us.

Very truly yours,

VERICHIP CORPORATION

By:

Name:	Kevin McLaughlin

Title:	Chief Executive Officer

APPLIED DIGITAL SOLUTIONS, INC.

By:

Name:	Scott Silverman

Title:	Chief Executive Officer

VERICHIP HOLDINGS INC.

By:

Name:	[ ]

Title:	Chief Executive Officer

INSTANTEL INC.

By:

Name:	[ ]

Title:	Chief Executive Officer

Confirmed and accepted on the

day and year first above written.

THE UNDERWRITERS:

MERRIMAN CURHAN FORD & CO.

Acting severally on behalf of themselves and the Underwriters named in Schedule A hereto.

By:	MERRIMAN CURHAN FORD & CO.

By:
Name:
Title:

EXHIBIT A

(Lock-Up Letter Agreement)

                     , 2006

Merriman Curhan Ford & Co.

C.E. Unterberg, Towbin, LLC

Kaufman Bros., L.P.

c/o Merriman Curhan Ford & Co.

600 California Street, 9th Floor

San Francisco, CA 94108

Re: Lock-Up Agreement (the “Agreement”)

Ladies and Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of common stock, $0.001 par value per share (the “Common Stock”), of VeriChip Corporation, a Delaware corporation (the “Company”), or securities convertible into or exchangeable or exercisable for Common Stock. The undersigned understands that Merriman Curhan Ford & Co., proposes to enter into an underwriting agreement with the Company (the “Underwriting Agreement”) providing for a public offering of the Common Stock of the Company by the several underwriters, including Merriman Curhan Ford & Co. (the “Underwriters”) pursuant to a Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission (the “Public Offering”). The undersigned recognizes that the Public Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges the Underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Public Offering and in entering into underwriting arrangements with the Company with respect to the Public Offering.

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Merriman Curhan Ford & Co. on behalf of the Underwriters (which consent may be withheld in its sole discretion), it will not, during the period (the “Restricted Period”) commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the exercise of options or warrants or the conversion of a security outstanding on the date of the Prospectus and which is described in the Company’s registration statement on Form S-1, as amended and supplemented, filed with the Securities and Exchange Commission; provided, however, that the undersigned agrees that the foregoing sentence shall apply to any securities issued by the Company to the undersigned upon such an exercise or conversion. In addition, the undersigned agrees that, without the prior written consent of Merriman Curhan Ford & Co. on behalf of the Underwriters (which consent may be withheld in its sole discretion), it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

The undersigned agrees that if (a) during the last 18 days of the Restricted Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Restricted Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Restricted Period, the restrictions set forth herein shall continue to apply until the expiration of the 19-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Merriman Curhan Ford & Co. waives, in writing, such extension. The undersigned hereby acknowledges and agrees that written notice of any extension of the Restricted Period pursuant to this paragraph will be delivered by Merriman Curhan Ford & Co. to the Company (in accordance with the Underwriting Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.

With respect to the Public Offering, the undersigned waives any registration rights relating to registration under the Securities Act of 1933, as amended, or otherwise, of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Public Offering.

The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of the Common Stock even if such Common Stock would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put option or put equivalent position or call option or call equivalent position) with respect to any of the Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such Common Stock.

Notwithstanding the foregoing, the undersigned may transfer shares of Common Stock (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) to the Underwriters pursuant to the Underwriting Agreement, or (iv) in transactions relating to shares of Common Stock acquired by the undersigned in open market transactions after the completion of the Public Offering; provided, however, that in cases (i) and (ii) above, it shall be a condition to such transfer that Merriman Curhan Ford & Co. receives prior written notice of the transfer and a copy of the agreement of the donee or trustee, as the case may be, to be bound by the restrictions set forth herein, and there shall be no further transfer of such shares except in accordance with this letter. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, partnership, limited liability company or other form of business entity, the undersigned may transfer the capital stock of the Company to any wholly-owned subsidiary, partner or member of the undersigned or to an affiliate of the undersigned; provided, however, that in any such case, it shall be a condition to the transfer that Merriman Curhan Ford & Co. receive prior written notice thereof and that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Agreement and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value.

The undersigned understands that whether or not the Public Offering actually occurs depends on a number of factors, including stock market conditions. The Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation among the Company and the Underwriters.

The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against, and authorizes the Company to cause the transfer agent and registrar to decline, the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

This Agreement shall lapse and become null and void upon the earlier of (i) the close of business on September 30, 2006, if the closing (excluding the closing of any over-allotment option granted to the Underwriters pursuant to the Underwriting Agreement relating to the Public Offering) of the Public Offering shall not have occurred on or before such time and (ii) the withdrawal by the Company of the Registration Statement on Form S-1 filed in connection with the Public Offering.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth herein.

The undersigned further understands that this agreement is irrevocable, and that all authority herein conferred or agreed to be conferred shall survive death or incapacity of the undersigned and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

Very truly yours,
Signature

Name (Please print)

EXHIBIT B-1

(Form of Opinion of Akin Gump Strauss Hauer & Feld LLP)

EXHIBIT B-2

(Form of Opinion of Hyman, Phelps & McNamara, P.C.)

EXHIBIT B-3

(Form of Opinion of [Parent Counsel])

EXHIBIT C

(Form of IP Counsel Opinion)

EXHIBIT D

(Form of Opinion of [Foreign Subsidiary Counsel])

EXHIBIT E

(Form of Opinion of Wilson Sonsini Goodrich & Rosati, P.C.)

SCHEDULE A

Underwriters

Name of Underwriter	Number of Firm Shares Purchased
Merriman Curhan Ford & Co.	[_______]
C.E. Unterberg, Towbin, LLC	[_______]
Kaufman Bros., LP	[_______]

SCHEDULE 1(a)

(List of Issuer Free Writing Prospectuses and Other Supplemental Materials)

SCHEDULE 1(g)

(Subsidiaries)

SCHEDULE 1(l)